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                              UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC 20549


                                 FORM 8-K


                         CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

              Date of Report (Date of earliest event reported):
                              August 28, 2008
                              ---------------

                       WESTAMERICA BANCORPORATION
                       --------------------------
          (Exact Name of Registrant as Specified in Its Charter)

                                CALIFORNIA
                                ----------
              (State or Other Jurisdiction of Incorporation)


                001-9383                       94-2156203
                --------                       ----------
        (Commission File Number)    (IRS Employer Identification No.)


         1108 Fifth Avenue, San Rafael, California          94901
         ----------------------------------------------------------
          (Address of Principal Executive Offices)        (Zip Code)


                               (707) 863-6000
                               --------------
            (Registrant's Telephone Number, Including Area Code)


   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))


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Exhibits
---------

99.1 Press release dated August 28, 2008


Item 8.01:  Other Events
------------------------

On August 28, 2008 Westamerica Bancorporation announced a plan to repurchase shares of the company's common stock. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.





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                                 Signatures

Pursuant to the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Westamerica Bancorporation

/s/    JOHN "ROBERT" THORSON
-------------------------------------------------
John "Robert" Thorson
Senior Vice President and Chief Financial Officer
August 28, 2008




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INDEX TO EXHIBITS
-----------------

                                                         Sequentially
Exhibit No.             Description                      Number Page
-----------             -------------------------        -------------
  (99.1)                 Press release dated                  5-6
                         August 28, 2008



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Exhibit 99.1:
-------------

FOR IMMEDIATE RELEASE
August 28, 2008

WESTAMERICA BANCORPORATION ANNOUNCES
STOCK REPURCHASE PLAN

San Rafael, Calif: Westamerica Bancorporation (NASDAQ: WABC), parent company of Westamerica Bank, announced that its Board of Directors approved a plan to repurchase, as conditions warrant, up to two million shares of the Company's common stock on the open market or in privately negotiated transactions from time to time prior to September 1, 2009.
	Chairman, President, and CEO David Payne stated, "This stock repurchase program is being adopted to continue to provide management with the flexibility to optimize the Company's use of equity capital and enhance shareholder value. Westamerica's strong capital position, high level of profitability, and stable credit quality supported the initiation of this new program."
	The repurchase plan represents approximately 6.9 percent of the Company's common stock outstanding as of July 28, 2008, as reported on the Company's most recent Form 10-Q filed with the Securities and Exchange Commission (SEC) on July 31, 2008. This plan replaces the existing two million-share stock repurchase program, under which 777 thousand shares remained available to purchase as of June 30, 2008. The Company routinely reports activity under stock repurchase plans on periodic Form 10-Q and Form 10-K filings with the SEC.
	Westamerica Bancorporation, through its wholly owned subsidiary Westamerica Bank, operates 86 branches and two trust offices throughout 21 counties in Northern and Central California. At June 30, 2008, total assets were $4.2 billion and shareholders' equity was $410 million.

Westamerica Bancorporation Web Address: www.westamerica.com

For additional information contact:
                Westamerica Bancorporation
                Robert A. Thorson  - SVP & Chief Financial Officer
                707-863-6840


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FORWARD-LOOKING INFORMATION:

The following appears in accordance with the Private Securities Litigation Reform Act of 1995:

This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."

Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors - many of which are beyond the Company's control - could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent annual and quarterly reports filed with the Securities and Exchange Commission, including the Company's Form 10-Q for the quarter ended June 30, 2008 and Form 10-K for the year ended December 31, 2007, describe some of these factors, including certain credit, market, operational, liquidity and interest rate risks associated with the Company's business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, legislation including the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, and mergers and acquisitions.

Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

                                     ####